Exhibit 21.1

W. P. CAREY INC.

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	State or Country of Incorporation
(CA) Ads, LLC	Delaware
(CA) CHC LP	Delaware
24 HR TX (TX) Limited Partnership	Delaware
24 HR-TX (MD) Business Trust	Maryland
24 HR-TX GP (TX) QRS 12-66, Inc.	Delaware
308 Route 38 LLC	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	Delaware
620 Eighth NYT (NY) Limited Partnership	Delaware
87th Street Storage (IL) LLC	Delaware
87th Street Storage Owner (IL) LLC	Delaware
ACT (GER) QRS 15-58, Inc.	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	Germany
ADS2 (CA) QRS 11-41, Inc.	California
ADVA 15 (GA) LLC	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	Delaware
Amln (CA) QRS 14-107, Inc.	Delaware
Amln Landlord LLC	Delaware
Amln Member (CA) QRS 14-108, Inc.	Delaware
AMPD (DE) Limited Partnership	Delaware
AMPD GP (DE) QRS 15-35, Inc.	Delaware
AMPD LP (DE) Trust	Maryland
ANTH WPC (CA) LLC	Delaware
Asiainvest LLC	Delaware
Auto (FL) QRS 11-39, Inc.	Florida
Autopress (GER) LLC	Delaware
AW WPC (KY) LLC	Delaware
AZO Driver (DE) LLC	Delaware
AZO Mechanic (DE) LLC	Delaware
AZO Navigator (DE) LLC	Delaware
AZO Valet (DE) LLC	Delaware
AZO-A L.P.	Delaware
AZO-B L.P.	Delaware
AZO-C L.P.	Delaware
AZO-D L.P.	Delaware
BBA Invest SCI	France
BBA-2 EURL	France
BBA-I SARL	France
Beaver MM (POL) QRS 15-86, INC.	Delaware
Bedford WPC Storage (IL) LLC	Delaware
Belgov (DE) QRS 15-66, Inc.	Delaware
Berrocal, Sp. Z.o.o.	Poland
Best Storage (FL) LLC	Delaware
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
Bill CD LLC	Delaware
BN (CT) QRS 11-57, INC.	Delaware
BN (MA) QRS 11-58, Inc.	Delaware
Bolder (CO) QRS 11-44, Inc.	Delaware

Bolt (DE) Limited Partnership	Delaware
Bolt (DE) QRS 15-26, Inc.	Delaware
Bolt (DE) Trust	Maryland
Bone (DE) LLC	Delaware
Bone (DE) QRS 15-12, Inc.	Delaware
Bone Manager, Inc.	Delaware
Bos Club LL (MA) LLC	Delaware
Bos Club Manager (MA) QRS 15-93, Inc.	Delaware
Bradford Jersey Limited	United Kingdom
Brassington Limited	Hong Kong
Brelade Holdings Ltd.	Cyprus
BRI (MN) LLC	Delaware
Broomfield Properties Corp.	Colorado
BRY-PL (DE) Limited Partnership	Delaware
BRY-PL (MD) Trust	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	Delaware
Build (CA) QRS 12-24, Inc.	California
Call LLC	Delaware
Cards (CA) QRS 11-37, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey Asset Management Corp.	Delaware
Carey Finance SARL	Luxembourg
Carey Financial, LLC	Delaware
Carey Lodging Advisors, LLC	Delaware
Carey Management LLC	Delaware
Carey Management Services, Inc.	Delaware
Carey Norcross, L.L.C.	Delaware
Carey REIT II, Inc.	Maryland
Carey REIT, Inc.	Maryland
Carey Self-Storage Participation, LLC	Delaware
Carey Storage ACES GP LLC	Texas
Carey Storage Asset Management LLC	Delaware
Carey Storage I (CA) Rohnert LLC	Delaware
Carey Storage I (FL) Bull Run LLC	Delaware
Carey Storage I (GA) Ameristor LLC	Delaware
Carey Storage I (GA) Store House LLC	Delaware
Carey Storage I (MA) LLC	Delaware
Carey Storage I (OH) Armor LLC	Delaware
Carey Storage I (TX) Aces LLC	Delaware
Carey Storage I (TX) Beltline LP	Texas
Carey Storage I (TX) Tarrant LP	Texas
Carey Storage Management LLC	Delaware
Carey Storage Member LLC	Delaware
Carey Storage Mezz I LLC	Delaware
Carey Storage Opportunity Fund I LLC	Delaware
Carey Storage Participation LLC	Delaware
Carey Storage TRS DE 16-155 Inc.	Delaware
Carey Technology Properties II LLC	Delaware
Carey Watermark Holdings, LLC	Illinois
Carey/HUSREFIV Self-Storage Holdings LLC	Illinois
Carlog 1 SARL	France
Carlog 1 SARL	France
Carlog 2 SARL	France
Carlog 2 SARL	France
Carlog SCI	France
Carlog SCI	France

Carrboro Storage 17 (NC) LLC	Delaware
CCARE (Multi) GP QRS 11-60, Inc.	Delaware
CCARE (Multi) Limited Partnership	Delaware
CCARE (Multi) LP QRS 9-1, Inc.	Delaware
CD UP LP	Delaware
CDC Paying Agent LLC	Delaware
CFP (MD) QRS 11-30, Inc.	Maryland
CFP (MD) QRS 11-33, Inc.	Maryland
CFP Associates	Kentucky
Cherry Valley Storage 17 (IL) LLC	Delaware
Chkfree WPC Member (GA) LLC	Delaware
CIP Acquisition Incorporated	Maryland
Citrus Heights (CA) GP, LLC	Delaware
CLA Holdings, LLC	Delaware
Comquest West (AZ) 11-68, Inc.	Delaware
Consys-9 (SC) LLC	Delaware
Containers (DE) Limited Partnership	Delaware
Containers (DE) QRS 15-36, Inc.	Delaware
Corporate Property Associates 15 Inc.	Maryland
Corporate Property Associates 4-A California Limited Partnership	California
Corporate Property Associates 6-A California Limited Partnership	California
Corporate Property Associates 9-A Delaware Limited Partnership	Delaware
Corporate Property Associates LP	California
CPA 15 Merger Sub Inc.	Maryland
CPA Burnhaven LP	Delaware
CPA Paper, Inc.	Delaware
CPA16 LLC	Delaware
CV GP (Dutch) QRS 15-101, Inc.	Delaware
CWA, LLC	Illinois
Dan (FL) QRS 15-7, Inc.	Delaware
DCNETH Landlord (NL) LLC	Delaware
DCNETH Member (NL) QRS 15-102, Inc	Delaware
Delaware Chip LLC	Delaware
Deliver (TN) QRS 14-49, Inc.	Delaware
Delmo (DE) QRS 11/12-1, Inc.	Delaware
Delmo (PA) QRS 11-36	Pennsylvania
Delmo 11/12 (DE) LLC	Delaware
Dfence (Belgium) 15 Sprl	Belgium
Dfence (Belgium) 15-16 Sprl	Belgium
Dfend 15 LLC	Delaware
DIY (Poland) Sp. Zoo	Poland
DP WPC (TX) LLC	Delaware
Drayton Plains (MI), LLC	Delaware
DSG (IN) QRS 15-44, Inc.	Delaware
Ed Landlord Four (DE) LLC	Delaware
Ed Landlord Two (DE) LLC	Delaware
Energy (NJ) QRS 15-10, Inc.	Delaware
Engines (Ger) QRS 15-90, Inc.	Delaware
Eros (ESP) CR QRS Inc.	Delaware
Eros II Spain 17-16 B.V.	The Netherlands
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Faur WPC (OH) LLC	Delaware
Fifth Rock Limited Partnership	New York
Finit (FI) LLC	Delaware
Fit (CO) QRS 15-59, Inc.	Delaware

Fly CD, LLC	Delaware
Four World Landlord (GA) LLC	Delaware
Four World Manager (GA) LLC	Delaware
GAL III (IN) QRS 15-49, Inc.	Delaware
GAL III (NJ) QRS 15-45, Inc.	Delaware
GAL III (NY) QRS 15-48, Inc.	Delaware
GB-ACT (GER) Limited Partnership	Delaware
Gearbox (GER) QRS 15-95, Inc.	Delaware
Goldyard S.L.	Spain
GRC (TX) QRS 15-47, Inc.	Delaware
GRC (TX) Trust	Maryland
GRC-II (TX) Limited Partnership	Delaware
GRC-II (TX) QRS 15-80, Inc.	Delaware
GRC-II (TX) Trust	Maryland
H2 Investor (GER) QRS 14-104, Inc.	Delaware
H2 Investor (GER) QRS 15-91, Inc.	Delaware
H2 Lender (GER) QRS 14-105, Inc.	Delaware
H2 Lender (GER) QRS 15-92, Inc.	Delaware
H2 Lender WPC LLC	Delaware
Hammer (DE) Limited Partnership	Delaware
Hammer (DE) LP QRS 15-33, Inc.	Delaware
Hammer (DE) QRS 15-32, Inc.	Delaware
Harlem WPC Storage (IL) LLC	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	Germany
Hibbett (AL) 11-41, Inc.	Delaware
Hinck 15 LP (DE) QRS 15-84, Inc.	Delaware
Hinck Equity, LLC	Delaware
Hinck Landlord (DE) Limited Partnership	Delaware
HLWG B Note Purchaser (DE) LLC	Delaware
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
Hoe Management GmbH	Germany
Hum (DE) QRS 11-45, Inc.	Delaware
ICG (TX) LP	Delaware
ICG-GP (TX) QRS 15-3, Inc.	Delaware
ICG-LP (TX) Trust	Maryland
ID Center (FL) LLC	Delaware
ID Wheel (FL) LLC	Delaware
Illkinvest SAS	France
ISA Jersey QRS 11-51, Inc.	Delaware
Jamesinvest sprl	Belgium
JPCentre (TX) LLC	Delaware
Kiinteisto Oy Tietoie 6	Finland
Kiinteisto Oy Tietokilo 1-2	Finland
Labrador (AZ) LP	Delaware
Learn (IL) QRS 11-53, Inc.	Delaware
Lincolnshire WPC Storage (IL) LLC	Delaware
Linden (GER) LLC	Delaware
Livho, Inc.	Delaware
LT Fitness (DE) QRS 15-53, Inc.	Delaware
Map Invest 1 SARL	France
Map Invest 1 SARL	France
Map Invest 2 SARL	France
Map Invest 2 SARL	France

Map Invest SCI	France
Map Invest SCI	France
Mapi Invest SPRL	Belgium
Mapi Invest SPRL	Belgium
MAPI Invest SPRL-Carrefour	France
MAPI Invest SPRL-Medica France	France
Mapinvest Delaware LLC	Delaware
Mapinvest Delaware LLC	Delaware
Marcourt Investments Incorporated	Maryland
Master (DE) QRS 15-71, Inc.	Delaware
Mauritius International I LLC	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	Delaware
Mechanic (AZ) QRS 15-41, Inc.	Delaware
Medi (PA) Limited Partnership	Delaware
Medi (PA) QRS 15-21, Inc.	Delaware
Medi (PA) Trust	Maryland
Metal (GER) QRS 15-94, Inc.	Delaware
Micro (CA) QRS 11-43, Inc.	Delaware
MM (UT) QRS 11-59, Inc.	Delaware
Module (DE) Limited Partnership	Delaware
Mons (DE) QRS 15-68, Inc.	Delaware
Neoserv (CO) QRS 10-13, Inc.	Colorado
Neoserv (CO) QRS 11-8, Inc.	Colorado
Nor (GA) QRS 14-17, Inc.	Georgia
Olimpia Investments Sp. z o.o.	Poland
One Cabin Interior (FL) QRS 15-9, Inc.	Delaware
Optical (CA) QRS 15-8, Inc.	Delaware
Overtape (CA) QRS 15-14, Inc.	Delaware
OX (AL) LLC	Delaware
OX-GP (AL) QRS 15-15, Inc.	Delaware
Paper Limited Liability Company	Delaware
Pem (MN) QRS 15-39, Inc.	Delaware
Pensacola Storage (FL) LLC	Delaware
Pensacola Storage Member (FL) LLC	Delaware
Pet (TX) GP QRS 11-62, INC.	Delaware
Pet (TX) LP	Delaware
Pet (TX) Trust	Maryland
Pilbara Investments Limited	Cyprus
Plano (TX) QRS 11-7, Inc.	Texas
Plastic (DE) Limited Partnership	Delaware
Plastic (DE) QRS 15-56, Inc.	Delaware
Plastic (DE) Trust	Maryland
Plex (WI) QRS 11-56, Inc.	Delaware
Plex Trust (MD)	Maryland
Plum (DE) QRS 15-67, Inc.	Delaware
Pohj Landlord (Finland) LLC	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	Delaware
Pol (NC) QRS 15-25, Inc.	Delaware
Pol-Beaver LLC	Delaware
Polkinvest Sprl	Belgium
Pulaski WPC Storage (IL) LLC	Delaware
QRS 10-1 (ILL), Inc.	Illinois
QRS 10-18 (FL), LLC	Delaware
QRS 10-5 (OH), Inc.	Ohio
QRS 11-12 (FL), LLC	Delaware
QRS 11-29 (TX), Inc.	Texas

QRS 11-41 (AL), LLC	Delaware
QRS 15-Paying Agent, Inc.	Delaware
QS ARK (DE) QRS 15-38, Inc.	Delaware
Quest-US West (AZ) QRS 11-68, LLC	Delaware
Rails (UK) QRS 15-54, Inc.	Delaware
RII (CA) QRS 15-2, Inc.	Delaware
Rush It LLC	Delaware
Sab (IA) LLC	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	Delaware
Scan (OR) QRS 11-47, Inc.	Delaware
Schobi (Ger-Pol) LLC	Delaware
Semer Unternehmensverwaltung GmbH & Co. KG	Germany
SF (TX) GP QRS 11-61, INC.	Delaware
SF (TX) LP	Delaware
SF (TX) Trust	Maryland
SFC (TN) QRS 11-21, Inc.	Tennessee
Shaq (DE) QRS 15-75, Inc.	Delaware
Shovel Management GmbH	Germany
SPEC (CA) QRS 12-20, Inc.	California
Sport (MI) QRS 15-40, Inc.	Delaware
ST (TX) GP QRS 11-63, INC.	Delaware
ST (TX) LP	Delaware
ST (TX) Trust	Maryland
Storage 1 (CT) LLC	Delaware
Stor-Move UH 14 Business Trust	Massachusetts
Stor-Move UH 15 Business Trust	Massachusetts
Sunny Chip 15 LLC	Delaware
Suspension (DE) QRS 15-1, Inc.	Delaware
Talaria Holdings LLC	Delaware
Telegraph (MO) LLC	Delaware
Telegraph Manager (MO) WPC, Inc.	Delaware
Thal Dfence Conflans SCI	France
Three Aircraft Seats (DE) LP	Delaware
Three Cabin Seats (DE) LLC	Delaware
Tissue SARL	France
Tito (FI) QRS 15-81, Inc.	Delaware
Total Storage (AR) LLC	Delaware
Tours Invest SAS	France
Toys (NE) QRS 15-74, Inc.	Delaware
UH Storage (DE) Limited Partnership	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	Delaware
Unitech (Il) LLC	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	Delaware
Uni-Tech (PA) Trust	Maryland
Uni-Tech (PA), L.P.	Delaware
UP CD LLC	Delaware
UTI (IL) GP QRS 11-69, INC.	Delaware
UTI (IL) LP	Delaware
UTI (IL) TRUST	Maryland
Vang (IN) LLC	Delaware
Venice (CA) LP	Delaware
W. P. Carey Holdings, LLC	Delaware
W. P. Carey & Co. B.V.	Netherlands
W.P. Carey International LLC	Delaware
W.P. Carey & Co. Limited	Delaware

Wadd-II (TN) LP	Delaware
Wadd-II GP (TN) QRS 15-19, INC.	Delaware
Wals (IN) LLC	Delaware
Weg (GER) QRS 15-83, Inc.	Delaware
Wegell GmbH & Co. KG	Germany
Wegell Verwaltungs GmbH	Germany
Wgn (GER) LLC	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	Delaware
Wisco (WI) LP	Delaware
Wolv (DE) LP	Delaware
Wolv Trust	Maryland
World (DE) QRS 15-65, Inc.	Delaware
WPC Holdco LLC	Maryland
WPC REIT Merger Sub Inc.	Maryland
WPCI Holdings I LLC	Delaware
WPCI Holdings II LLC	Delaware
Wrench (DE) Limited Partnership	Delaware
Wrench (DE) QRS 15-31, Inc.	Delaware
Wrench (DE) Trust	Maryland
Zylinderblock (Ger) LLC	Delaware